Exhibit 99.1

LETTER OF TRANSMITTAL

General Motors Financial Company, Inc.

Exchange Offer for All Outstanding

$1,000,000,000 aggregate amount of 2.75% Senior Notes due 2016

(CUSIP Nos. U37047AC8 and 37045XAF3)

for new 2.75% Senior Notes due 2016

that have been registered under the Securities Act of 1933

and

$750,000,000 aggregate amount of 3.25% Senior Notes due 2018

(CUSIP Nos. U37047AD6 and 37045XAH9)

for new 3.25% Senior Notes due 2018

that have been registered under the Securities Act of 1933

and

$750,000,000 aggregate amount of 4.25% Senior Notes due 2023

(CUSIP Nos. U37047AE4 and 37045XAK2)

for new 4.25% Senior Notes due 2018

that have been registered under the Securities Act of 1933

Pursuant to the Prospectus dated                 , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2013, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION TIME”). TENDERS MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

The exchange agent is:

Wells Fargo Bank, National Association

Deliver to:

By Registered & Certified Mail:	By Regular Mail or Courier:	In Person by Hand Only:

Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th St & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. Corporate Trust Operations Northstar East Bldg - 12th Fl. 608 Second Avenue South Minneapolis, MN 55402

Or

By Facsimile Transmission (for Eligible Institutions only):

(612) 667-6282

For Information or Confirmation by Telephone:

(800) 344-5128

TO TENDER OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL (OR AN AGENT’S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, AT OR PRIOR TO THE EXPIRATION TIME. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

By execution of this Letter of Transmittal, the undersigned acknowledges that he, she, or it has received the prospectus, dated             , 2013 (the “Prospectus”), of General Motors Financial Company, Inc., a Texas corporation (the “Company”), and this Letter of Transmittal, which together constitute the offer of the Company (the “Exchange Offer”) to exchange up to $1,000,000,000 aggregate principal amount of new 2.75% Senior Notes due 2016 (the “2016 Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal amount of outstanding 2.75% Senior Notes due 2016 (the “2016 old notes”), up to $750,000,000 aggregate principal amount of new 3.25% Senior Notes due 2018 (the “2018 Notes”) that have been registered under the Securities Act for an equal amount of outstanding 3.25% Senior Notes due 2018 (the “2018 old notes”) and up to $750,000,000 aggregate principal amount of new 4.25% Senior Notes due 2023 (the “2023 Notes”) that have been registered under the Securities Act for an equal amount of outstanding 4.25% Senior Notes due 2023 (the “2023 old notes”), subject to the terms and conditions set forth therein. We refer to the 2016 old notes, the 2018 old notes and the 2023 old notes, collectively, as the “Outstanding Notes” and to the 2016 Notes, the 2018 Notes and the 2023 Notes issued in this exchange offer, collectively, as the “Exchange Notes.” Recipients of the Prospectus should carefully read the Prospectus, including the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus. Holders of 2016 old notes may only exchange those old notes for 2016 Notes, holders of 2018 old notes may only exchange those old notes for 2018 Notes, and holders of 2023 old notes may only exchange those old notes for 2023 Notes.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be used to tender Outstanding Notes:

•	if certificates representing tendered Outstanding Notes are to be forwarded herewith; or

•	if a tender is made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus, unless an Agent’s Message (as defined below) is transmitted in lieu thereof.

The term “Agent’s Message” means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering holder of the Outstanding Notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

Only registered holders are entitled to tender their Outstanding Notes for exchange in the Exchange Offer. In order for any holder of Outstanding Notes to tender in the Exchange Offer all or any portion of such holder’s Outstanding Notes, the Exchange Agent must receive, at or prior to the Expiration Time, this Letter of Transmittal or an Agent’s Message, the certificates for all physically tendered Outstanding Notes or a confirmation of the book-entry transfer of the Outstanding Notes being tendered into the Exchange Agent’s account at DTC, and all documents required by this Letter of Transmittal, or a notice of guaranteed delivery.

Any participant in DTC’s system whose name appears on a security position listing as the registered owner of Outstanding Notes and who wishes to make book-entry delivery of Outstanding Notes to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible, by following the applicable procedures thereof. Upon such tender of Outstanding Notes:

•	DTC will verify the acceptance of the tender and execute a book-entry delivery of the tendered Outstanding Notes to the Exchange Agent’s account at DTC;

•	DTC will send to the Exchange Agent for its acceptance an Agent’s Message forming part of such book-entry transfer; and

•	transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

In order to properly complete this Letter of Transmittal, a holder of Outstanding Notes must:

•	complete the applicable box(es) entitled, “Description of Outstanding Notes Tendered”;

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, broker dealers, special issuance instructions, and special delivery instructions;

•	complete the box entitled “Sign Here to Tender Your Outstanding Notes in the Exchange Offer”; and

•	complete the Substitute Form W-9 accompanying this Letter of Transmittal or the applicable IRS Form W-8, which may be obtained from the Exchange Agent.

If a holder of Outstanding Notes desires to tender his, her, or its Outstanding Notes for exchange and, at or prior to the Expiration Time, (1) such holder’s Outstanding Notes are not immediately available, (2) such holder cannot deliver to the Exchange Agent his, her, or its Outstanding Notes, this Letter of Transmittal, and all other documents required hereby, or (3) such holder cannot complete the procedures for book-entry transfer, then such holder must tender the Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2.

The Exchange Offer may be extended, terminated, or amended as provided in the Prospectus. During any such extension of the Exchange Offer, all Outstanding Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                 , 2013, unless extended by the Company.

Persons who are beneficial owners of Outstanding Notes but are not registered holders and who desire to tender Outstanding Notes should contact the registered holder of such Outstanding Notes and instruct such registered holder to tender on such beneficial owner’s behalf.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby tenders for exchange the Outstanding Notes described in the boxes entitled “Description of Outstanding Notes Tendered” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. Holders of 2016 old notes may only exchange those old notes for 2016 Notes, holders of 2018 old notes may only exchange those old notes for 2018 Notes, and holders of 2023 old notes may only exchange those old notes for 2023 Notes.

DESCRIPTION OF OUTSTANDING NOTES TENDERED 2.75% SENIOR NOTES DUE 2016 CUSIP NUMBERS U37047AC8 and 37045XAF3
(1) Name and Address of Each Registered Holder (Please fill in, if blank)	(2) 2016 Old Notes’ Certificate Numbers(A)	(3) Principal Amount Tendered for Exchange(B)

$

(A)  Need not be completed if 2016 old notes are being delivered by book-entry transfer.

(B)  The minimum permitted tender is $2,000 in principal amount of 2016 Notes and integral multiples of $1,000 in excess thereof. If this column is left blank, it will be assumed that the holder is tendering all of such holder’s 2016 old notes.

☐	CHECK HERE IF TENDERED 2016 NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED 2016 OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

By crediting 2016 old notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the 2016 old notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such 2016 old notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED 2016 OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND COMPLETE THE FOLLOWING:

Name:

Address:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

DESCRIPTION OF OUTSTANDING NOTES TENDERED 3.25% SENIOR NOTES DUE 2018 CUSIP NUMBERS U37047AD6 and 37045XAH9
(1) Name and Address of Each Registered Holder (Please fill in, if blank)	(2) 2018 Old Notes’ Certificate Numbers(A)	(3) Principal Amount Tendered for Exchange(B)

$

(A)  Need not be completed if 2018 old notes are being delivered by book-entry transfer.

(B)  The minimum permitted tender is $2,000 in principal amount of 2018 old notes and integral multiples of $1,000 in excess thereof. If this column is left blank, it will be assumed that the holder is tendering all of such holder’s 2018 old notes.

☐	CHECK HERE IF TENDERED 2018 OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED 2018 OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

By crediting 2018 old notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the 2018 old notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such 2018 old notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED 2018 OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND COMPLETE THE FOLLOWING:

Name:

Address:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

DESCRIPTION OF OUTSTANDING NOTES TENDERED 4.25% SENIOR NOTES DUE 2023 CUSIP NUMBERS U37047AE4 and 37045XAK2
(1) Name and Address of Each Registered Holder (Please fill in, if blank)	(2) 2023 Old Notes’ Certificate Numbers(A)	(3) Principal Amount Tendered for Exchange(B)

$

(A)  Need not be completed if 2023 old notes are being delivered by book-entry transfer.

(B)  The minimum permitted tender is $2,000 in principal amount of 2023 old notes and integral multiples of $1,000 in excess thereof. If this column is left blank, it will be assumed that the holder is tendering all of such holder’s 2023 old notes.

☐	CHECK HERE IF TENDERED 2023 OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED 2023 OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

By crediting 2023 old notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the 2023 old notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such 2023 old notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED 2023 OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND COMPLETE THE FOLLOWING:

Name:

Address:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company for exchange the Outstanding Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned sells, assigns and transfers to the Company all right, title, and interest in and to all such Outstanding Notes tendered for exchange hereby. The undersigned irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•	deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

•	present and deliver such Outstanding Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the Outstanding Notes are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment, and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by DTC.

The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor constitutes performance in full by the Company of certain of its obligations under the registration rights agreement that was filed as an exhibit to the registration statement of which the Prospectus is a part.

The undersigned also acknowledges that the Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. The Company believes that Exchange Notes may be offered for resale, resold, and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or that tenders Outstanding Notes for the purpose of participating in a distribution of the Exchange Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, and such holders have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the Company does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Company cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Company of the above mentioned no-action letters is incorrect such holder may be held liable for any offers, resales, or transfers by the undersigned of the Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

The	undersigned represents and warrants that:

•	such holder is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act;

•	the Exchange Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder’s business;

•	neither such holder nor, to the actual knowledge of such holder, any other person receiving Exchange Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

•	if the holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; and

•	if such holder is a broker-dealer, the Outstanding Notes being tendered for exchange were acquired for its own account as a result of market-making activities or other trading activities (and not directly from the Company), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the resale of the Exchange Notes, the undersigned will not be deemed to admit that the undersigned is an “underwriter” within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Notes.

Any holder of Outstanding Notes who is an affiliate of the Company who tenders Outstanding Notes in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes:

•	may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder is binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned.

Outstanding Notes properly tendered may be withdrawn at any time at or prior to the Expiration Time in accordance with the terms of the Prospectus and this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption “The Exchange Offer—Modification or Termination of Exchange Offer.” The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Outstanding Notes validly tendered hereby. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Notes for exchange.

The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Outstanding Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the making of the Exchange Offer would not be in compliance with the laws of any jurisdiction, the Exchange Offer will not be made to the registered holders residing in such jurisdiction.

Unless otherwise indicated under “Special Issuance Instructions” below, please return any certificates representing Outstanding Notes not tendered or not accepted for exchange and certificates representing Exchange Notes issued in exchange for Outstanding Notes in the name of each holder appearing under “Description of Outstanding Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Outstanding Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) and any certificates representing Exchange Notes issued in exchange for Outstanding Notes to the address of each holder appearing under “Description of Outstanding Notes Tendered.” In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not accepted for exchange to, each person or so indicated. Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of Outstanding Notes, please credit the account of the undersigned maintained at DTC appearing under the table “Description of Outstanding Notes Tendered” with any Outstanding Notes not accepted for exchange or any Exchange Notes issued in exchange for Outstanding Notes. The undersigned recognizes that the Company has no obligation pursuant to the special issuance instructions to transfer any Outstanding Notes from the name of the holder thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Notes.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) certificates for Exchange Notes issued for Outstanding Notes, or certificates for Outstanding Notes not exchanged for Exchange Notes, or certificates for Outstanding Notes not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issued to:

Name:
(Please Print)

Address:

(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

Credit Outstanding Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the certificates for Exchange Notes issued for Outstanding Notes, certificates for Outstanding Notes not exchanged for Exchange Notes, or certificates for Outstanding Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name:
(Please Print)

Address:

(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

SIGN HERE TO TENDER YOUR OUTSTANDING NOTES IN THE EXCHANGE OFFER

Signature of each holder of Outstanding Notes

  Dated:                 , 2013

Must be signed by each registered holder of Outstanding Notes exactly as such holder’s name appears on certificate(s) representing the Outstanding Notes or on a security position listing, or by each person authorized to become a registered holder by certificates and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation, or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Capacity (Full Title):

Name:

(Please type or print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

GUARANTEE OF SIGNATURE

(If required – see Instructions 1 and 6)

Authorized Signature:

Name:

(Please type or print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

  Dated:                 , 2013

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9

ACCOMPANYING THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Outstanding Notes tendered hereby are tendered:

•	by each registered holder of Outstanding Notes thereof, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	for the account of an Eligible Institution. The term “Eligible Institution” means an institution that is a member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, for example, the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program, or the New York Stock Exchange Medallion Signature Program. An Eligible Institution includes firms that are members of a registered national securities exchange, members of the National Association of Securities Dealers, Inc., commercial banks or trust companies having an office in the United States, or certain other eligible guarantors.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Certificates for Outstanding Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. In order for a holder of Outstanding Notes to tender all or any portion of such holder’s Outstanding Notes, the Exchange Agent must receive either a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or, if tendering by book-entry transfer, an Agent’s Message with respect to such holder, the certificates for all physically tendered Outstanding Notes, or a confirmation of the book-entry transfer of the Outstanding Notes being tendered into the Exchange Agent’s account at DTC, and any other required documents, at or prior to the Expiration Time, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery to the Exchange Agent of this Letter of Transmittal, Outstanding Notes, and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Time to permit delivery to the Exchange Agent at or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Outstanding Notes tendered for exchange should be sent only to the Exchange Agent, not to the Company or DTC.

If holders desire to tender Outstanding Notes for exchange pursuant to the Exchange Offer and, if at or prior to the Expiration Time:

•	certificates representing such Outstanding Notes are not lost but are not immediately available;

•	time will not permit this Letter of Transmittal, certificates representing Outstanding Notes, or other required documents to reach the Exchange Agent; or

•	the procedures for book-entry transfer cannot be completed;

such holder may effect a tender of Outstanding Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to the guaranteed delivery procedures:

•	at or prior to the Expiration Time, the Exchange Agent must have received from an Eligible Institution, at the address of the Exchange Agent set forth above, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Company setting forth the name and address of each registered holder of such Outstanding Notes and certificate number(s) and the principal amount of Outstanding Notes being tendered for exchange, stating that the tender is being made thereby, and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Outstanding Notes (or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

•	this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Outstanding Notes in proper form for transfer (or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent’s account with DTC and an Agent’s Message) and all other required documents must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Notes for exchange.

3. Inadequate Space. If the space provided in the boxes entitled “Description of Outstanding Notes Tendered” above is not adequate, the certificate numbers and principal amounts of Outstanding Notes tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders. A tender of Outstanding Notes may be withdrawn at any time at or prior to the Expiration Time by delivery of a written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	be received by the Exchange Agent at or prior to the Expiration Time;

•	specify the name of the person having tendered the Outstanding Notes to be withdrawn;

•	identify the Outstanding Notes to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such Outstanding Notes);

•	specify the principal amount of Outstanding Notes to be withdrawn;

•	where certificates for Outstanding Notes were transmitted, specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

•	if Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of DTC;

•	include a statement that such holder is withdrawing his, her, or its election to have such Outstanding Notes exchanged;

•	be signed by the holder in the same manner as the original signature on the Letter of Transmittal, if any, by which such Outstanding Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution) or be accompanied by documents of transfer (including a signature guarantee by an Eligible Institution) sufficient to permit the trustee under the Indenture to register the transfer of such Outstanding Notes into the name of the person withdrawing the tender; and

•	specify the name in which any such Outstanding Notes are to be registered, if different from that of the person tendering the Outstanding Notes.

The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus at any time at or prior to the Expiration Time.

5. Partial Tenders. Tenders of Outstanding Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes that are tendered for exchange in column (3) of the box entitled “Description of Outstanding Notes Tendered,” as more fully described in the footnotes thereto. A blank in column (3) of the box will indicate that the holder is tendering all of such holder’s Outstanding Notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Outstanding Notes, will be sent to the holders of Outstanding Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the Exchange Offer.

6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

•	If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered for exchange hereby, each signature must correspond exactly with each name as written on the face of each certificate without alteration, enlargement, or any change whatsoever.

•	If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

•	If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority to so act must be submitted with this Letter of Transmittal, unless waived by the Company.

•	If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Outstanding Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder(s) thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•	If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes, the certificates representing such Outstanding Notes must be properly endorsed for transfer by each registered holder or be accompanied by a properly completed bond power from each registered holder, in either case signed by each such registered holder exactly as the name of each registered holder of the Outstanding Notes appears on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•	If the Outstanding Notes or the Exchange Notes issued in exchange for the Outstanding Notes are to be issued in the name of a person other than the registered holder(s), this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such Outstanding Notes into the name of such person.

7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued or if any Outstanding Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. Alternative, conditional, or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Outstanding Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Outstanding Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Outstanding Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Outstanding Notes will not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Outstanding Notes, or will incur any liability to registered holders or beneficial owners of Outstanding Notes for failure to give such notice.

10. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under “The Exchange Offer—Modification or Termination of Exchange Offer” in the Prospectus, and accept for exchange any Outstanding Notes tendered. To the extent that the Company waives any condition to the Exchange Offer, it will waive such condition as to all Outstanding Notes.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of Outstanding Notes whose tendered Outstanding Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”), provide the Exchange Agent (the “Payor”) with such Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is such Payee’s social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable withholding rate (which is currently 28%) on all reportable payments (such as interest), that are made to the Payee with respect to the Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each Payee must provide the Exchange Agent such Payee’s correct TIN by completing the “Substitute Form W-9” accompanying this Letter of Transmittal, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should check the “Awaiting TIN” box in Part 3 of the Substitute Form W-9, and should sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth therein. If such a Payee does not provide his, her, or its TIN to the Exchange Agent within 60 days, backup withholding on all reportable payments will begin and continue until such Payee furnishes such Payee’s TIN to the Exchange Agent.

If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, check the “Exempt” box in Part 4 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

12. Mutilated, Lost, Stolen, or Destroyed Outstanding Notes. Any holder of Outstanding Notes whose Outstanding Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13. Requests for Assistance or Additional Copies. Requests for assistance with respect to the procedures for the Exchange Offer or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the W-9 Guidelines may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

14. Incorporation of this Letter of Transmittal. This Letter of Transmittal will be deemed to be incorporated in a tender through DTC’s ATOP procedures, and acknowledged and accepted by, by any participant on behalf of itself and the beneficial owners of any Outstanding Notes so tendered by such participant.

IMPORTANT – This Letter of Transmittal, together with certificates for tendered Outstanding Notes, with any required signature guarantees or an Agent’s Message in lieu thereof, together with all other required documents or a Notice of Guaranteed Delivery, must be received by the Exchange Agent at or prior to the Expiration Time.